SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 1998
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                       BROOKDALE LIVING COMMUNITIES, INC.

             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
-------------------------------         -------           ----------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On June 25, 1998, Brookdale Living Communities, Inc. (the "Company") and Nomura Asset Management Corporation ("NACC") entered into that certain Master Financing Facility Agreement (the "Master Facility Agreement"), dated as of June 17, 1998. Pursuant to the Master Facility Agreement, NACC agreed that, upon the satisfaction of the conditions set forth in the Master Facility Agreement, NACC will provide financing, in the aggregate principal amount of up to $100,000,000, for the development and construction of senior living facilities owned or developed and managed by the Company or an affiliate of the Company.

A.    DESCRIPTION OF MICHIGAN TRANSACTIONS:

         On June 25, 1998, NACC agreed to make a loan (the "Michigan Mortgage Loan") under the Master Facility Agreement, in the principal amount of up to $26,625,000, to finance a portion of the cost of the development and construction of a 219-unit senior independent and assisted living facility in Southfield, Michigan (the "Michigan Facility"), to be developed and managed by Brookdale Living Communities of Michigan, Inc., a wholly-owned subsidiary of the Company ("BLC-Michigan"), on property owned by AH Michigan Owner Limited Partnership (the "Michigan Borrower"), an Ohio limited partnership unrelated to the Company. In connection with the Michigan Mortgage Loan, BLC-Michigan, NACC and the Michigan Borrower entered into various loan documents and related agreements (collectively, the "Michigan Mortgage Loan Documents") pursuant to which NACC agreed to make the Michigan Mortgage Loan to the Michigan Borrower. The Michigan Mortgage Loan Documents provide that the Michigan Mortgage Loan may be converted from a construction loan to a permanent loan upon the satisfaction of certain conditions. Various obligations of the Michigan Borrower under the Michigan Mortgage Loan Documents are guaranteed by the Company and BLC-Michigan.

         The remainder of the cost of the development and construction of the Michigan Facility will be paid with funds contributed to the Michigan Borrower by AH Michigan CPG, Inc. (the "Michigan General Partner"), the general partner of the Michigan Borrower, or by AH Michigan Subordinated, LLC (the "Michigan Subordinated Borrower"), the sole limited partner of the Michigan Borrower and the owner of all of the stock of the Michigan General Partner. A portion of the funds contributed to the Michigan Borrower represented proceeds of loans (the "Michigan Equity Loan") made by Banc One Capital Partners IV, Ltd. ("BOCP") to the Michigan Subordinated Borrower. Various of the Michigan Subordinated Borrower's obligations under the documents executed in connection with the Michigan Equity Loan are guaranteed by the Company.

         In connection with the foregoing transactions, BLC-Michigan and the Michigan Borrower entered into that certain Amended and Restated Development Agreement (the "Michigan Development Agreement"), pursuant to which BLC-Michigan agreed to continue to develop the Michigan Facility, and the Michigan Borrower agreed to reimburse BLC-Michigan for all costs incurred by BLC-Michigan or the Company in connection with such development and agreed to pay BLC-Michigan a development fee in an amount equal to $2,000,000, which, in part, will be used to pay overhead and administrative costs and capitalized interest expense incurred by BLC-Michigan. The Michigan Development Agreement terminates upon the completion of the Michigan Facility; at which time, BLC-Michigan will manage the Michigan Facility pursuant to that certain Management Agreement (the "Michigan Management Agreement") between BLC-Michigan and the Michigan Borrower. The Michigan Management Agreement provides for the payment of monthly management fees to BLC-Michigan in an amount equal to the greater of (i) 5% of the gross revenues generated from the Michigan Facility or (ii) $10,000. The Michigan Management Agreement expires upon the conversion of the Michigan Mortgage Loan from a construction loan to a permanent loan.

     The Company has the right to purchase all of the equity interests in the Michigan Subordinated Borrower for a price equal to $1,050,000 plus an amount required to produce a certain rate of return to the owners of the Michigan Subordinated Borrower on their investment in the Michigan Facility, pursuant to that certain Equity Option Agreement (the "Michigan Equity Option Agreement") among the Company, the Michigan Borrower, the Michigan General Partner, the Michigan Subordinated Borrower and the sole member of the Michigan Subordinated Borrower. In addition, the Company also has the right to acquire the Michigan Facility or all of the ownership interests in the Michigan Borrower for a price equal to the greater of the fair market value of the Michigan Facility or the amount necessary to repay a portion of the Michigan Equity Loan, pursuant to that certain Property Option Agreement among the Company, the Michigan Borrower and the Michigan Subordinated Borrower.

         As consideration for assisting in the above-described transactions, (i) the Company granted to BOCP and its affiliate, Banc One Capital Markets, Inc. ("BOCM"), warrants to purchase up to an aggregate amount of 25,000 shares of common stock of the Company at a price equal to $30.40 per share pursuant to certain Warrant Certificates, and (ii) the Company invested an amount equal to $6,166,015 with Banc One Capital Funding Corporation, an affiliate of BOCP and BOCM ("BOCF"), in accordance with that certain Conditional Investment Agreement between the Company and BOCF. The amounts invested earn interest at an internal rate of return of 17.11% per annum and may be withdrawn by the Company upon the purchase of the equity interests in the Michigan Subordinated Borrower pursuant to the Michigan Equity Option Agreement.

B.    DESCRIPTION OF TEXAS TRANSACTIONS:

         On June 25, 1998, NACC agreed to make a loan (the "Texas Mortgage Loan") under the Master Facility Agreement, in the principal amount of up to $24,250,000, to finance a portion of the cost of the development and construction of a 209-unit senior independent and assisted living facility in Austin, Texas (the "Texas Facility"), to be developed and managed by BLC of Texas-II, L.P., a wholly-owned subsidiary of the Company ("BLC-Texas"), on property owned by AH Texas Owner Limited Partnership (the "Texas Borrower"), an Ohio limited partnership unrelated to the Company. In connection with the Texas Mortgage Loan, BLC-Texas, NACC and the Texas Borrower entered into various loan documents and related agreements (collectively, the "Texas Mortgage Loan Documents") pursuant to which NACC agreed to make the Texas Mortgage Loan to the Texas Borrower. The Texas Mortgage Loan Documents provide that the Texas Mortgage Loan may be converted from a construction loan to a permanent loan upon the satisfaction of certain conditions. Various of the Texas Borrower's obligations under the Texas Mortgage Loan Documents are guaranteed by the Company and BLC-Texas.

         The remainder of the cost of the development and construction of the Texas Facility will be paid with funds contributed to the Texas Borrower by AH Texas CPG, Inc. (the "Texas General Partner"), the general partner of the Texas Borrower, or by AH Texas Subordinated, LLC (the "Texas Subordinated Borrower"), the sole limited partner of the Texas Borrower and the owner of all of the stock of the Texas General Partner. A portion of the funds contributed to the Texas Borrower represented proceeds of loans (the "Texas Equity Loan") made by BOCP to Texas Subordinated Borrower. Various obligations of the Texas Subordinated Borrower under the documents executed in connection with the Texas Equity Loan are guaranteed by the Company.

         In connection with the foregoing transactions, BLC-Texas and the Texas Borrower entered into that certain Amended and Restated Development Agreement (the "Texas Development Agreement"), pursuant to which BLC-Texas agreed to continue to develop the Texas Facility, and the Texas Borrower agreed to reimburse BLC-Texas for all costs incurred by BLC-Texas or the Company in connection with such development and agreed to pay BLC-Texas a development fee in an amount equal to $2,000,000, which, in part, will be used to pay overhead and administrative costs and capitalized interest expense incurred by BLC-Texas. The Texas Development Agreement terminates upon the completion of the Texas Facility; at which time, BLC-Texas will manage the Texas Facility pursuant to that certain Management Agreement (the "Texas Management Agreement") between BLC-Texas and the Texas Borrower. The Texas Management Agreement provides for the payment of monthly management fees to BLC-Texas in an amount equal to the greater of (i) 5% of the gross revenues generated from the Texas Facility or
(ii) $10,000. The Texas Management Agreement expires upon the conversion of the Texas Mortgage Loan from a construction loan to a permanent loan.

         The Company has the right to purchase all of the equity interests in the Texas Subordinated Borrower for a price equal to $900,000 plus an amount required to produce a certain rate of return to the owners of the Texas Subordinated Borrower on their investment in the Texas Facility, pursuant to that certain Equity Option Agreement (the "Texas Equity Option Agreement") among the Company, the Texas Borrower, the Texas General Partner, the Texas Subordinated Borrower and the sole member of the Texas Subordinated Borrower. In addition, the Company also has the right to acquire the Texas Facility or all of the ownership interests in the Texas Borrower for a price equal to the greater of the fair market value of the Texas Facility or the amount necessary to repay a portion of the Texas Equity Loan, pursuant to that certain Property Option Agreement among the Company, the Texas Borrower and the Texas Subordinated Borrower.

         As consideration for assisting in the above-described transactions, (i) the Company granted to BOCP and BOCM warrants to purchase up to an aggregate amount of 25,000 shares of common stock of the Company at a price equal to $30.40 per share pursuant to certain Warrant Certificates, and (ii) the Company invested an amount equal to $3,815,677 with BOCF in accordance with that certain Conditional Investment Agreement between the Company and BOCF. The amounts invested earn interest at an internal rate of return of 17.11% per annum and may be withdrawn by the Company upon the purchase of the equity interests in the Texas Subordinated Borrower pursuant to the Texas Equity Option Agreement.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, such as the ability to complete developments on schedule and on budget, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(c)      Exhibits

Exhibit
Number         Description
-------        ----------------------------

10.1 Master Facility Agreement, dated as of June 17, 1998, by and between Brookdale Living Communities, Inc. and Nomura Asset Capital Corporation.

10.2 Loan Agreement, dated as of June 17, 1998, by and among Nomura Asset Capital Corporation, AH Texas Owner Limited Partnership and BLC of Texas-II, L.P.

10.3           Building Loan Agreement,  dated as of June 17, 1998, by and among
               Nomura  Asset  Capital   Corporation,   AH  Texas  Owner  Limited
               Partnership and BLC of Texas-II, L.P.

10.4 Guaranty of Payment of Note, Rate Lock Obligations, Carrying Costs and Recourse Obligations, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.5 Guaranty of Completion, dated as of June 17, 1998, by Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.6 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.7 Loan Agreement, dated as of June 17, 1998, by and between Banc One Capital Partners IV, Ltd. and AH Texas Subordinated, LLC.

10.8 Guaranty Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.9 Guaranty of Completion, dated as of June 17, 1998, by Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.10 Non-recourse Guaranty Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.11 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.12 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of the Indemnified Parties (as defined therein) and AH Texas Owner Limited Partnership.

10.13 Conditional Investment Agreement, dated as of June 17, 1998, by and between Brookdale Living Communities, Inc. and Banc One Capital Funding Corporation.

10.14 Warrant Certificate, dated as of June 17, 1998, issued by Brookdale Living Communities, Inc. in favor of Banc One Capital Markets, Inc. for up to 5,000 shares of Common Stock of Brookdale Living Communities, Inc.

10.15 Warrant Certificate, dated as of June 17, 1998, issued by Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd. for up to 20,000 shares of Common Stock of Brookdale Living Communities, Inc.

10.16 Amended and Restated Development Agreement, dated as of June 17, 1998, by and between BLC of Texas-II, L.P. and AH Texas Owner Limited Partnership.

10.17 Management Agreement, dated as of June 17, 1998, by and between BLC of Texas-II, L.P. and AH Texas Owner Limited Partnership.

10.18 Equity Option Agreement, dated as of June 17, 1998, by and among Brookdale Living Communities, Inc., AH Texas Owner Limited Partnership, AH Texas Subordinated, LLC, AH Texas CGP, Inc. and AH Texas Investor, Inc.

10.19 Property Option Agreement, dated as of June 17, 1998, by and among Brookdale Living Communities, Inc., AH Texas Owner Limited Partnership and AH Texas Subordinated, LLC.

10.20 Loan Agreement, dated as of June 17, 1998, by and among Nomura Asset Capital Corporation, AH Michigan Owner Limited Partnership and Brookdale Living Communities of Michigan, Inc.

10.21 Building Loan Agreement, dated as of June 17, 1998, by and among Nomura Asset Capital Corporation, AH Michigan Owner Limited Partnership and Brookdale Living Communities of Michigan, Inc.

10.22 Guaranty of Payment of Note, Rate Lock Obligations, Carrying Costs and Recourse Obligations, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.23 Guaranty of Completion, dated as of June 17, 1998, by Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.24 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Nomura Asset Capital Corporation.

10.25 Loan Agreement, dated as of June 17, 1998, by and between Banc One Capital Partners IV, Ltd. and AH Michigan Subordinated, LLC.

10.26 Guaranty Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.27 Guaranty of Completion, dated as of June 17, 1998, by Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.28 Non-recourse Guaranty Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.29 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd.

10.30 Environmental Indemnity Agreement, dated as of June 17, 1998, from Brookdale Living Communities, Inc. in favor of the Indemnified Parties (as defined therein) and AH Michigan Owner Limited Partnership.

10.31 Conditional Investment Agreement, dated as of June 17, 1998, by and between Brookdale Living Communities, Inc. and Banc One Capital Funding Corporation.

10.32 Warrant Certificate, dated as of June 17, 1998, issued by Brookdale Living Communities, Inc. in favor of Banc One Capital Markets, Inc. for up to 5,000 shares of Common Stock of Brookdale Living Communities, Inc.

10.33 Warrant Certificate, dated as of June 17, 1998, issued by Brookdale Living Communities, Inc. in favor of Banc One Capital Partners IV, Ltd. for up to 20,000 shares of Common Stock of Brookdale Living Communities, Inc.

10.34 Amended and Restated Development Agreement, dated as of June 17, 1998, by and between Brookdale Living Communities of Michigan, Inc. and AH Michigan Owner Limited Partnership.

10.35 Management Agreement, dated as of June 17, 1998, by and between Brookdale Living Communities of Michigan, Inc. and AH Michigan Owner Limited Partnership.

10.36 Equity Option Agreement, dated as of June 17, 1998, by and among Brookdale Living Communities, Inc., AH Michigan Owner Limited Partnership, AH Michigan Subordinated, LLC, AH Michigan CGP, Inc. and AH Michigan Investor, Inc.

10.37 Property Option Agreement, dated as of June 17, 1998, by and among Brookdale Living Communities, Inc., AH Michigan Owner Limited Partnership and AH Michigan Subordinated, LLC.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BROOKDALE LIVING COMMUNITIES, INC.
                                   Registrant



Dated:  July 16, 1998              By:  /s/ Robert J. Rudnik
                                        Robert J. Rudnik
                                        Executive Vice President/
                                        General Counsel